BBH TRUST
BBH BROAD MARKET FUND
class n  shares (“BBBMX”)

class i  shares (“BBBIX”)

BBH CORE SELECT
class n shares (“BBTEX”)

retail class shares (“BBTRX”)

BBH INTERNATIONAL EQUITY FUND
class n shares (“BBHEX”)

class i shares (“BBHLX”)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 1, 2011 to the Prospectus, dated February 28, 2011, of each Fund

Effective June 1, 2011, the Prospectus of each Fund is amended as follows:

The section entitled “Redemption Fee” of each Fund’s Prospectus is revised by adding the following paragraph to the end of that section:

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions or exchanges in certain circumstances.  For more information on the waiver of the redemption fee, see “Purchases and Redemptions” in the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.